Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2011
Results of Discontinued Operations

The following table presents the summarized results of discontinued operations for the years ended December 31, 2010 and 2009:

(in thousands)	2010	2009
Total revenues	$7,430	181,060

Operating loss	$(1,840)	(4,890)

Income taxes	$(621)	(1,626)

Loss from discontinued operations, net of tax	$(1,243)	(3,219)

Loss on disposition, net of tax	$(2,002)	(3,325)